UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)         November 12, 2008

PIONEER EXPLORATION INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	98-0491551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 West Pender Street, Suite 202 Vancouver, British Columbia, Canada		V6C 2T7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 618-0948

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Pioneer Exploration Inc. has entered into two separate letter agreements to acquire an aggregate 125,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”) for an aggregate acquisition cost of CDN$93,750.

On November 5, 2008, Pioneer signed a letter agreement with Scott Macleod for the acquisition of 75,000 of the Shares for the purchase price of CDN$56,250.  Pioneer has agreed to pay Mr. Macleod CDN$9,375 within 10 days of a formal agreement and an additional CDN$9,375 payment every 60 days thereafter until the purchase price is paid in full.  Upon receipt of the final payment Mr. Macleod will deliver his 75,000 Shares to Pioneer.

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Also, on November 5, 2008, Pioneer signed a letter agreement with Ian McGavney for the acquisition of 50,000 of the Shares for the purchase price of CDN$37,500.  Pioneer has agreed to pay Mr. McGavney the following amounts:

1)	CDN$6,000 within 10 days of a formal agreement;
2)	four additional payments of CDN$7,500 with each payment to be made every 60 days thereafter; and
3)	the final payment of CDN$1,500 to be paid 60 days after the previous payment.

Upon receipt of the final payment Mr. McGavney will deliver his 50,000 Shares to Pioneer.

Pioneer and each of the sellers have agreed to enter into a more formal agreement with standard covenants and warranties.  If Pioneer raises CDN$250,000 or more at any one time Pioneer will pay out the remaining payments to the sellers at their demand.

Macallan Oil & Gas Inc. is a private Barbados company and has a 39% revenue interest in an oil discovery in Trinidad Tobago.  The 125,000 Shares being acquired by Pioneer represent 2.1% of all of the issued and outstanding shares of Macallan Oil & Gas Inc.

See Exhibit 10.4 – Letter Agreement (Macleod) and Exhibit 10.5 – Letter Agreement (McGavney) for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.4 and 10.5, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.4 and10.5 is incorporated herein by reference.

Item 8.01.  Other Events.

On November 5, 2008, Pioneer entered into two separate letter agreements to acquire an aggregate 125,000 free trading common shares in the capital of Macallan Oil & Gas Inc.  A press release regarding this appointment was issued on November 7, 2008.  A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.4	Letter Agreement dated November 5, 2008 between Pioneer Exploration Inc. and Scott Macleod	Included
10.5	Letter Agreement dated November 5, 2008 between Pioneer Exploration Inc. and Ian McGavney	Included
99.1	Press release dated November 7, 2008 announcing the letter agreements to acquire 125,000 shares in the capital of Macallan Oil & Gas Inc.	Included

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Pioneer Exploration Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PIONEER EXPLORATION INC.

Dated:  November 12, 2008                                                                                     By:/s/ Tom Brady
Tom Brady - Secretary Treasurer

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Exhibit 10.4

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Pioneer Exploration Inc.
202 – 700 West Pender Street
Vancouver, British Columbia
V6C 1G8

November 5, 2008

Scott Macleod
102 Aberdeen Road
1287 RR1
Pleasantville, Nova Scotia
V0R 1Z0

Dear Sir:

Re:  Macallan Oil & Gas Inc. - Option to purchase Shares

This letter will confirm our numerous discussions concerning the proposed purchase of up to 75,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”).

This Letter Agreement sets forth the terms and conditions of the proposed purchase, which, when accepted by you, will form a binding agreement between us, such agreement to be embodied in due course in a more formal agreement (the “Formal Agreement”).

Background

For the purposes of our proposed acquisition, we have each relied upon the following information:

(a)	Macallan Oil & Gas Inc. (the “Company”) has a 39% revenue interest in an oil discovery in Trinidad;

(b)	you are the beneficial owner of your Shares and have the authority and control to sell those Shares:

(c)	there are no options, rights or other agreements to purchase the Shares, and none of you have granted anyone else the right to purchase the Shares.

Proposed Acquisition

Based on the foregoing information, we agree as follows:

1.	We or our nominee will purchase from all of you all of the Shares.

2.	The purchase price of the Shares will be CDN$56,250, with CDN$9375 payable within 10 days of closing and 5 payments of $9375 every 60 days thereafter until the purchase price is paid in full.

3.	You will deliver the Shares upon receipt of final payment

4.	If we raise CDN$250,000 or more at any one time we will pay out the remaining payments on demand.

5.
It is understood that contained in the Formal Agreement will be the normal and usual covenants and warranties for a transaction of this nature, including among other things, but without limitation, the ownership of the Shares and your right to sell the Shares.

6.	The Formal Agreement will also contain customary conditions precedent to closing, including, without limitation, the following:

a.	We conduct due diligence searches and obtain satisfactory results from those searches.

b.	You obtain any required consents for the transfer of the Shares.

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The Formal Agreement will provide that if these conditions are not fulfilled or waived prior to closing, the obligations of the parties thereunder will be null and void unless the fulfilment of any such condition was reasonably capable of being performed.

7.	All information will be kept confidential and will be divulged by the parties only to their respective principals and professional advisors or as required by law.

8.
Prior to execution of the Formal Agreement and so long as negotiations on this proposal continue and are being pursued in good faith, you agree to neither solicit expressions of interest nor offers from any other parties concerning the sale of the Shares nor to negotiate same or to take any steps in furtherance thereof.

Miscellaneous

9.
Each of the parties hereby will pay their own costs, expenses and fees (including, without limitation, legal counsel) incurred in connection with the preparation, execution and the consummation of this Letter Agreement and the Formal Agreement.

10.
This Letter Agreement and the Formal Agreement will be interpreted in accordance with the laws of the Province of British Columbia and will enure to the benefit of and be binding upon us and our respective heirs, successors and permitted assigns.

11.
We agree to sign such further and other deeds and documents, including without limitation, the Formal Agreement and to give such further and other assurances as may be necessary to fully implement this Letter Agreement.

12.
If the foregoing accurately sets forth your understanding of our agreement, please sign this Letter Agreement where indicated below which will then form a binding agreement between us, subject only to the terms and conditions aforesaid.  We will then immediately begin our due diligence and preparation of the Formal Agreement.

13           Should the purchaser fail to make payment with in 5 business days of the agreed to purchasedays the seller has the right to withdraw from this purchase and sale agreement whereby thepurchaser waives the right to purchase the balance of shares agreed to in this documentunless otherwise agreed to by the seller.

Yours truly,

Pioneer Exploration Inc.

Per:          /s/ Tom Brady                                                                                                                     c/s
  Authorized Signatory

ACCEPTED AND AGREED TO THIS  5TH  DAY OF NOVEMBER, 2008:

/s/ Scott Macleod

  Scott Macleod

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Exhibit 10.5

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Pioneer Exploration Inc.
202 – 700 West Pender Street
Vancouver, British Columbia
V6C 1G8

November 5, 2008

Ian McGavney
24 Renshaw Road
Rothesay, New Brunswick
E2H 1R6

Dear Sir:

Re:  Macallan Oil & Gas Inc. - Option to purchase Shares

This letter will confirm our numerous discussions concerning the proposed purchase of up to 50,000 free trading common shares in the capital of Macallan Oil & Gas Inc. (the “Shares”).

This Letter Agreement sets forth the terms and conditions of the proposed purchase, which, when accepted by you, will form a binding agreement between us, such agreement to be embodied in due course in a more formal agreement (the “Formal Agreement”).

Background

For the purposes of our proposed acquisition, we have each relied upon the following information:

(a)	Macallan Oil & Gas Inc. (the “Company”) has a 39% revenue interest in an oil discovery in Trinidad;

(b)	you are the beneficial owner of your Shares and have the authority and control to sell those Shares:

(c)	there are no options, rights or other agreements to purchase the Shares, and none of you have granted anyone else the right to purchase the Shares.

Proposed Acquisition

Based on the foregoing information, we agree as follows:

1.	We or our nominee will purchase from all of you all of the Shares.

2.	The total purchase price of the Shares will be CDN$37,500, with $6000 payable within 10 days of closing and 4 payments of $7500 and 1 final payment of $1500 each every 60 days thereafter

3.	You will deliver the Shares upon receipt of final payment

4.	If we raise CDN$250,000 or more at any one time we will pay out the remaining payments on demand.

5.
It is understood that contained in the Formal Agreement will be the normal and usual covenants and warranties for a transaction of this nature, including among other things, but without limitation, the ownership of the Shares and your right to sell the Shares.

6.	The Formal Agreement will also contain customary conditions precedent to closing, including, without limitation, the following:

a.	We conduct due diligence searches and obtain satisfactory results from those searches.

b.	You obtain any required consents for the transfer of the Shares.

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The Formal Agreement will provide that if these conditions are not fulfilled or waived prior to closing, the obligations of the parties thereunder will be null and void unless the fulfilment of any such condition was reasonably capable of being performed.

7.	All information will be kept confidential and will be divulged by the parties only to their respective principals and professional advisors or as required by law.

8.
Prior to execution of the Formal Agreement and so long as negotiations on this proposal continue and are being pursued in good faith, you agree to neither solicit expressions of interest nor offers from any other parties concerning the sale of the Shares nor to negotiate same or to take any steps in furtherance thereof.

Miscellaneous

9.
Each of the parties hereby will pay their own costs, expenses and fees (including, without limitation, legal counsel) incurred in connection with the preparation, execution and the consummation of this Letter Agreement and the Formal Agreement.

10.
This Letter Agreement and the Formal Agreement will be interpreted in accordance with the laws of the Province of British Columbia and will enure to the benefit of and be binding upon us and our respective heirs, successors and permitted assigns.

11.
We agree to sign such further and other deeds and documents, including without limitation, the Formal Agreement and to give such further and other assurances as may be necessary to fully implement this Letter Agreement.

12.
If the foregoing accurately sets forth your understanding of our agreement, please sign this Letter Agreement where indicated below which will then form a binding agreement between us, subject only to the terms and conditions aforesaid.  We will then immediately begin our due diligence and preparation of the Formal Agreement.

13           Should the purchaser fail to make payment with in 5 business days of the agreed to purchasedays the seller has the right to withdraw from this purchase and sale agreement whereby thepurchaser waives the right to purchase the balance of shares agreed to in this documentunless otherwise agreed to by the seller.

Yours truly,

Pioneer Exploration Inc.

Per:           /s/ Tom Brady                                                                                                           c/s

  Authorized Signatory

ACCEPTED AND AGREED TO THIS 5TH DAY OF NOVEMBER, 2008:

/s/ Ian McGavney

  Ian McGavney

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Exhibit 99.1

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Pioneer Exploration Inc.

SYMBOL                                OTC:BB  PIEX

PRESS RELEASE                                                                                                           November 7, 2008
Corporate Office:
Suite 202 – 750 West Pender St.
Vancouver, BC
CANADA  V6C 2T7
Tel: (210) 401 9857                                           Fax:           (210) 401 9858
email           pioneerexploration@yahoo.com                                                                web           www.pioneerexplorationinc.com

Pioneer Exploration Signs Memorandum of Understanding

Pioneer Exploration Inc. (PIEX) announces it has signed a Memorandum of Understanding to acquire 125,000 shares of Macallan Oil & Gas Inc. a private Barbados Company.  Macallan’s major asset is a 39% net revenue interest in an oil discovery named the South Erin Block in Trinidad & Tobago.

About the South Erin Block, Trinidad & Tobago

The South Erin Block is comprised of approximately 1,350 acres in southwest Trinidad, which is about 40 miles southwest of the Port of Spain and approximately 18 miles southwest of San Fernando. The participants in the South Erin Block oil development program are Maxim Resources with a 69% working interest before payout and a 41% percent net revenue interest (after payout), the Operator with a 20% net revenue interest after payout, and Macallan Oil and Gas a 39% net revenue interest after payout. This largely unexplored farm out block is west of and adjacent to the Erin/Palo Seco oil block, from which BP and Texaco Oil have produced over 200 million barrels of oil.

The South Erin Block discovery well was drilled in July 2006 to a depth of 6000 feet and flow rates were:

Zone 1 The Lower Forest A Sand
At 3100 ft – 80 ft of net pay 12/64 choke – 620 PSI
Flowing Tubing Head Pressure – 320 BOPD

Zone 2 The Lower Forest B Sand
At 3200 ft – 100 ft of net pay 12/64 choke – 500 PSI
Flowing Tubing Head Pressure - 282 BOPD

Zone 3 The Middle Cruse Sand
At 5000 ft – 30 ft of net pay 1/4 choke – 420 PSI
Flowing Tubing Head Pressure - 120 BOPD
Total Cumulative Flow Rate for all three zones - 722 BOPD

The well went into production using the top zone, the lower Forest A. The well was choked back to a production rate of +/- 200 BOPD. The crude is being transported 7 days per week to a designated storage tank at Petrotrin’s point-of-sale facility at Point Fortin.

The South Erin Project has been granted a certificate of environmental clearance (CEC) from the Environmental Management Authority (EMA) to drill 47 development wells, installation of a tank farm and interconnecting pipeline.

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The first four development wells will be drilled on the block which hosts the ER-98 discovery oil well. The wells in this portion of the program will be drilled to a planned 3,500 feet and are anticipated to intersect the lower forest A and B sands, as observed in ER-98.

The first development well of this program has been successfully drilled to a total depth of 3,500 feet. Two potential pay zones have been encountered. The well has been logged and production casing is being run. The well will require two to three weeks of testing to determine flow rates.

For complete information please visit the Company’s web site at www.pioneerexplorationinc.com

Terms of the Acquisition

The total purchase price is $CDN93,750 with $15,375 due within 10 days of closing a definitive agreement, 4 payments of $16,875 every 60 days thereafter and a final payment of $10,875, 60 days later, representing 2.1% of the issued and outstanding shares of Macallan Oil and Gas.

On Behalf of the Board of Directors

Tom Brady

Director, Secretary Treasurer

Contact                      Tom Brady
Pioneer Exploration Inc.
750 West Pender St. Suite 202
Vancouver, British Columbia
Canada V6C 2T7
Tel:           1 210 401 9857
Fax           1 210 401 9858
email           pioneerexploration@yahoo.com
web           www.pioneerexplorationinc.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including but not limited to statements relating to the Company's mineralized uranium materials, timing of receipt of mining permits, production capacity of mining operations planned for properties in planned dates for commencement of production at such properties, revenue, cash generation and profits are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include, but are not limited to, the spot price of uranium, weather conditions, operating conditions at the Company's mining projects, government regulation of the mining industry and the nuclear power industry, the world-wide supply and demand of uranium, availability of capital, timely receipt of mining and other permits from regulatory agents and other factors which are more fully described in the Company's documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release. This communication to shareholders and the public contains certain forward-looking statements. Actual results may differ materially from those indicated by such statements. All statements, other than statements of historical fact, included herein, including, without limitations statements regarding future production, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. No Stock Exchange has reviewed nor accepts responsibility for the adequacy or accuracy of this release.

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